Rule 497(d)
                       FT 217

ENERGY GROWTH TRUST, SERIES 3

Supplement to the Prospectus dated October 15, 1997 Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the deferred sales charge of $.35 per Unit.
In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 5.5% of the Public Offering Price per Unit.

January 12, 1998